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                                  EXHIBIT 99.1
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                   [LETTERHEAD OF STONEFIELD JOSEPHSON, INC.]


March 21, 2001


Securities and Exchange Commission
Washington, D.C. 20549

RE:        Converge Global, Inc.
           File No.:  000-27039
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Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Converge Global, Inc., dated March 20, 2001, and agree with the statements contained therein.

Very truly yours,

/s/ Stonefield Josephson, Inc.
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Stonefield Josephson, Inc.